NATIXIS CASH MANAGEMENT TRUST – MONEY MARKET SERIES

Supplement dated October 8, 2008, to the Natixis Cash Management Trust – Money Market Series Prospectus (the “Prospectus”), dated September 1, 2008, as may be revised or supplemented from time to time.

Effective immediately, this Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The U.S. Treasury Department has established a temporary guarantee program for the U.S. money market fund industry (the “Program”). The Program is voluntary and is open to most money market funds. The guarantee will be triggered if a participating money market fund’s net asset value per share falls below $0.995, commonly referred to as “breaking the buck” (a “Guarantee Event”). A shareholder in a participating money market fund would receive a payment in the amount of $1.00 per covered share upon liquidation of the fund, if the fund’s market-based net asset value per share fell below $0.995 and was not promptly restored to $1.00.

While the Natixis Cash Management Trust – Money Market Series (the “Fund”) has continued to maintain its $1.00 share price, there can be no assurance that the Fund will be able to do so in the future. Therefore, the Board of Trustees of Natixis Cash Management Trust (the “Board of Trustees”) determined that, considering the cost of the premium and the potential benefits of the Program to the Fund and its shareholders, the Fund will apply to participate in the Program. The cost of the premium for participation in the Program will be borne by the Fund, and will be excluded as an expense for which the Adviser or its affiliates will reimburse the Fund or waive advisory or other fees.

The Program provides coverage to shareholders of a participating money market fund for amounts they held in that fund as of the close of business on September 19, 2008. Any increase in the number of shares of that fund held by a shareholder after the close of business on September 19, 2008 will not be guaranteed. Any purchase of shares of a participating money market fund for a new account after the close of business on September 19, 2008 will not be guaranteed. If shares of a participating fund held by a shareholder as of the close of business on September 19, 2008 are sold before the guarantee is called upon, then the guarantee will only cover the lesser of (i) the number of fund shares held by the shareholder as of the close of business on September 19, 2008, or (ii) the number of fund shares held by the shareholder on the date of the Guarantee Event. A participating fund shareholder account whose account balance drops to zero or whose account is otherwise closed after September 19, 2008 will no longer be covered by the guarantee, even if the shareholder subsequently reinvests in the fund or in another fund that is also participating in the Program.

Under the terms of the Program, if the guarantee is called upon with respect to the Fund, the Board of Trustees must, among other actions, liquidate the Fund. For shares covered by the guarantee, any difference between the amount received by a shareholder in connection with the liquidation and $1.00 per share will be covered under the Program, subject to the overall amount available to support guarantees under the Program. The Program is not backed by the full faith and credit of the United States government. As of the date of this Supplement, assets available to the Program to support all participating money market funds are $50 billion.

The Program is designed to address temporary dislocations in credit markets. The Program will exist for an initial three-month term beginning as of the close of business on September 19, 2008, after which the Secretary of the Treasury will review the need and terms for extending the Program. Following the initial three-month term, the Secretary has the option to renew the Program up to the close of business on September 18, 2009. The Program will not automatically extend for the full year without the Secretary’s approval; the Fund would have to renew its participation at the extension point to maintain coverage, and would have to pay additional fees in connection with any renewal beyond the Program’s initial three-month term. If the Secretary chooses to not renew the Program at the end of the initial three-month period, the Program will terminate. There can be no assurance that the Fund will participate in the Program after the termination of the initial term. If a Guarantee Event occurs after the termination of the Program or after the Fund ceases to participate in the Program, neither the Fund nor any shareholder will be entitled to any payment under the Program.

The description above is a summary and is qualified in its entirety by reference to the terms and implementation of the Program. For additional information on the Program, including the fees payable under the Program, visit the U.S. Treasury Department’s website at www.ustreas.gov.

Neither this Prospectus supplement, the Prospectus referred to above, nor the Fund are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.

Effective immediately, the following text is added to footnote (3) to the “Annual Fund Operating Expenses” table on page 5 of the Prospectus:

The expense reimbursement excludes the premium for the Fund’s participation in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds.